UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

RANI THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40672	86-3114789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Ringwood Avenue San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 457-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	RANI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On October 16, 2025, Rani Therapeutics Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), with certain purchasers, pursuant to which the Company agreed to implement certain governance changes, including amendments to its organizational documents and the termination of certain existing agreements.

As contemplated by the Purchase Agreement, on December 31, 2025, the Company entered into a Tax Receivable Agreement Termination and Release Agreement (the “TRA Termination Agreement”) by and between the Company and InCube Labs, LLC (acting on behalf of all the TRA Parties (as defined therein)), pursuant to which the parties agreed to terminate that certain Tax Receivable Agreement, dated August 3, 2021 (the “TRA”) and disclaim any rights or interests thereunder. As a result of the termination, the Company has no further obligations under the TRA, and no tax benefit payments or early termination payments were required in connection with such termination. The TRA Termination Agreement provides for the mutual release of the parties from all obligations under the TRA, effective as of December 31, 2025.

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

As a result of the adoption of the Amended and Restated Certificate of Incorporation (as so amended and restated, the “Restated Charter”), the rights of holders of the Company’s common stock were materially modified, including, among other things, a reduction in the voting power of the Company’s Class B common stock from ten (10) votes per share to one (1) vote per share. In addition, the adoption of the Restated Charter eliminated the ability of the Company’s stockholders to act by written consent and included certain additional stockholder protective provisions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Amendment to Certificate of Incorporation

In connection with the governance changes contemplated by the Purchase Agreement, on December 31, 2025, the Company filed the Restated Charter with the Secretary of State of the State of Delaware, which became effective upon such filing.

As contemplated thereby, the Restated Charter, among other things, provides for:

•	reducing the number of votes to which each share of Class B Common Stock is entitled from ten (10) votes to one (1) vote;

•	elimination of separate vote of Class B Common Stock in certain circumstances;

•	opting to be subject to subject to Section 203 of the Delaware General Corporation Law (the “DGCL”);

•

requiring affirmative vote of the holders of at least two-thirds (2/3) of our outstanding voting power of the outstanding shares of Class A Common Stock and Class B Common Stock to amend or repeal the amended and restated bylaws and certain provisions of the Restated Charter; eliminating ability of stockholders to call a special meeting of stockholders or fill vacancies on the board of directors;

•	eliminating the ability of the Company’s stockholders to act by written consent, and

•	eliminating the provisions related to classified board of directors.

The foregoing description of the Restated Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Charter, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment to Bylaws

In connection with the adoption of the Restated Charter, on December 31, 2025, the Company also adopted Amended and Restated Bylaws (the “Bylaws”), which became effective on such date. The Bylaws were adopted to reflect conforming changes resulting from the adoption of the Restated Charter.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Sixth Amended and Restated LLC Agreement

In connection with the adoption of the Restated Charter, on December 31, 2025, the Company entered into a Sixth Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) which became effective as of such date. The LLC Agreement was amended and restated to reflect conforming changes resulting from the adoption of the Restated Charter.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the LLC Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders

The information set forth in Item 5.03 above is incorporated by reference into this Item 5.07.

On November 24, 2025, the holder of a majority of the voting power of the Company’s outstanding capital stock (the “Majority Holder”) approved, by written consent in lieu of a meeting of stockholders pursuant to Sections 228, 242 and 245 of the DGCL, (i) the issuance of shares of the Company’s Class A Common Stock upon the exercise of certain common stock purchase warrants issued pursuant to the Purchase Agreement, in accordance with Nasdaq Listing Rule 5635(d) and (ii) the adoption to the Restated Charter.

Under Delaware law, no meeting of stockholders was required to effect the foregoing actions. The Company filed a Schedule 14C Information Statement with the Securities and Exchange Commission on December 5, 2025, to provide notice of the actions taken by written consent, and such actions taken by written consent became effective on December 31, 2025 (20 days after the Information Statement was mailed to holders of the Company’s common stock on December 10, 2025).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Rani Therapeutics Holdings, Inc.

3.2	Amended and Restated Bylaws of Rani Therapeutics Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2026	Rani Therapeutics Holdings, Inc.

	By:	/S/ SVAI SANFORD
	Name:	Svai Sanford
	Title:	Chief Financial Officer